Exhibit 10.18(a)

VIEWRAY INCORPORATED

2008 STOCK INCENTIVE PLAN

VIEWRAY INCORPORATED

2008 STOCK INCENTIVE PLAN

1	PURPOSE

The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase or receive Shares or to receive compensation that is based upon appreciation in the value of Shares to Eligible Recipients in order to attract and retain Eligible Recipients and providing Eligible Recipients an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals.

2	DEFINITIONS

Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.

2.1 Amendment Date means, with respect to any amendment to this Plan pursuant to Section 12 referenced in Section 9.1, the earlier of (1) date on which this Plan is so amended by the Board, or (2) the date on which such amendment is approved by the stockholders.

2.2 Board means the Board of Directors of the Company.

2.3 Change of Control means any of the following:

(a) merger, consolidation or reorganization or other similar transaction or series of related transactions which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 51% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger, consolidation or reorganization (but excluding any merger effected solely for the purpose of reincorporating in another state);

(b) sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company; or

(c) a sale of shares of capital stock of the Company, in a single transaction or series of related transactions to which the Company is a party, representing at least 50% of the voting power of the voting securities of the Company (but excluding a Qualified IPO (as defined in the Company’s Certificate of Incorporation, as amended from time to time) or any transaction or series of transactions entered into principally for bona fide equity financing purposes in which the Company issues new securities primarily for cash, the cancellation or conversion of indebtedness of the Company, or the combination thereof for the purpose of financing the operations and business of the Company).

2.4 Code means the Internal Revenue Code of 1986, as amended.

2.5 Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

2.6 Company means ViewRay Incorporated, a Delaware corporation, and any successor to such organization.

2.7 Common Stock means the common stock of the Company.

2.8 Contact means, with respect to a Participant, any interaction between such Participant and a Customer which (i) takes place in an effort to establish, maintain, and/or further a business relationship on behalf of the Company and (ii) occurs during the last year of a Participant’s employment with, or performance of services for, the Company.

2.9 Controlled Group means the Company and any other entity the employees of which would be required to be aggregated with the employees of the Company pursuant to Code §§414(b), (c), (m) or (o).

2.10 Customer means any person or entity to whom the Company has sold its products or services, or has solicited to sell its products or services.

2.11 Director means a member of the Board.

2.12 Effective Date means the “Effective Date” as set forth in Section 4 of this Plan.

2.13 Eligible Recipient means an Employee and/or a Key Person.

2.14 Employee means a common law employee of the Company, a Subsidiary or a Parent.

2.15 Exchange Act means the Securities Exchange Act of 1934, as amended.

2.16 Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.17 Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

(a) If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National

ViewRay Incorporated 2008 Stock Incentive Plan

Association of Securities Dealers Incorporated Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(b) If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers Incorporated on the date of such determination; or.

(c) In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

2.18 FLSA Exclusion means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.

2.19 Incumbent Directors means the individuals who, at the Effective Date, constitute the Board, and any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination); provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; and provided further, that, subject to the provisions of this Section, no person shall be deemed to be an Incumbent Director until such time as he or she takes office as a director of the Company.

2.20 Initial Public Offering means the closing of the Company’s initial public offering of any class or series of the Company’s equity securities pursuant to an effective registration statement filed by the Company under the 1933 Act.

2.21 Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.22 ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.

ViewRay Incorporated 2008 Stock Incentive Plan

2.23 Key Person means (a) a member of the Board who is not an Employee, or (b) a consultant or advisor; provided, however, that such consultant or advisor must be an individual who is providing or will be providing bona fide services to the Company, a Subsidiary or a Parent, with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary or a Parent, within the meaning of 17 CFR §230.701(c)(1).

2.24 NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.

2.25 Option means an ISO or a NQSO.

2.26 Outside Director means a Director who is not an Employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (b) an “outside director” under Code §162(m) and the regulations promulgated thereunder.

2.27 Parent means any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Parent shall mean any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

2.28 Participant means an individual who receives a Stock Incentive hereunder.

2.29 Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code §162(m).

2.30 Plan means the ViewRay Incorporated 2008 Stock Incentive Plan, as may be amended from time to time.

2.31 Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.

ViewRay Incorporated 2008 Stock Incentive Plan

2.32 Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

2.33 SAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, the excess of the Fair Market Value of a Share over and above such amount, the holder of such Stock Appreciation Right may be able to receive upon the exercise or payment of such Stock Appreciation Right.

2.34 Share means a share of the Common Stock of the Company.

2.35 Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the SAR Exercise Price noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

2.36 Stock Incentive means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, or a Stock Appreciation Right.

2.37 Stock Incentive Agreement means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of a Stock Incentive.

2.38 Subsidiary means any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.39 Ten Percent Stockholder means a person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent. For purposes of the preceding sentence, shares of stock owned (directly or indirectly) by or for a person’s brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants will be considered to be owned, by the person, and if a domestic or foreign corporation , partnership, estate or trust owns (directly or indirectly) shares of stock, those shares are considered to be owned proportionately by or for the stockholders, partners, or beneficiaries of the corporation, partnership, estate or trust. The extent to which stock held by a person as a

ViewRay Incorporated 2008 Stock Incentive Plan

trustee of a voting trust is considered owned by such person is determined under all of the facts and circumstances. Stock that a person may purchase under outstanding options is not treated as stock owned by such person. In interpreting the foregoing, the provisions of Treas. Reg. §1.422-2(f)(2) shall govern.

3	SHARES SUBJECT TO STOCK INCENTIVES

3.1 Maximum Aggregate Shares Issuable Pursuant to Stock Incentives. The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of One Million Six Hundred Fifty Thousand (1,650,000), as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, from Shares which have been reacquired by the Company, from Shares paid to the Company pursuant to the exercise of Stock Incentives issued under the Plan, or from Shares withheld by the Company for payment of taxes.

3.2 Determination of Maximum Aggregate Shares Issuable. Any Shares subject to a Stock Incentive that remain un-issued after the cancellation, expiration, lapse or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. Only the net number of Shares that are issued pursuant to the exercise of an Option shall be counted as issued in applying the provisions of Section 3.1 above in the case of an Option which is exercised through a “cashless” or “net share” exercise as described in Section 7.2(e).

3.3 Maximum Aggregate Shares Issuable ISO Limitation. The total maximum number of Shares that may be issued pursuant to the exercise of ISO’s under this Plan shall at all times be exactly the same as the total maximum number of Shares that may be issued pursuant to Stock Incentives under this Plan pursuant to the preceding Sections of this Section 3.

3.4 Code §162(m) Participant Limitation. Notwithstanding anything herein to the contrary, no Participant may be granted Stock Incentives covering an aggregate number of Shares in excess of One Million Five Hundred Thousand (1,500,000) in any calendar year, and any Shares subject to a Stock Incentive which again become available for use under this Plan after the cancellation, expiration or exchange of such Stock Incentive thereafter shall continue to be counted in applying this calendar year Participant limitation.

4	EFFECTIVE DATE

The Effective Date of this Plan shall be the date it is adopted by the Board, or such delayed effective date as the Board may specify, as noted in resolutions effectuating such adoption. This Plan shall be subject to the approval of the stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board, disregarding any contingencies or delayed effective date relative to such adoption. In the event that stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the stockholders, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an ISO shall instead be a NQSO. Should this Plan be rejected by the stockholders after being submitted to the stockholders for their approval, the Plan shall immediately terminate at that time, and no further grants shall be made under this Plan thereafter.

ViewRay Incorporated 2008 Stock Incentive Plan

Notwithstanding the foregoing, no ISO shall be exercisable prior to the date that stockholder approval of this Plan is obtained unless the Optionee recipient of such ISO agrees that the ISO shall instead be treated as a NQSO for all purposes, and any exercise of an ISO option by an Optionee prior to the date that stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Optionee.

5	ADMINISTRATION

5.1 General Administration. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise all such powers and take all such action as it deems necessary or desirable to carry out the purposes of this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

5.2 Authority of the Board. Except as limited by law, or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.

5.3 Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a subcommittee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.

ViewRay Incorporated 2008 Stock Incentive Plan

5.4 Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Eligible Recipients, Participants, and their estates and beneficiaries.

5.5 Indemnification for Decisions. No member of the Board or the Committee (or a sub-committee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a director (other than an independent director of the Company), the loss or liability was the result of negligence or misconduct by the director, or (b) in the case that the director is an independent director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the director. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from Stockholders.

6	ELIGIBILITY

Eligible Recipients selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees shall be eligible to receive a grant of ISO’s.

ViewRay Incorporated 2008 Stock Incentive Plan

7	TERMS OF STOCK INCENTIVES

7.1 Terms & Conditions of All Stock Incentives.

(a) Grants of Stock Incentives. The Board, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and, to the extent allowed by Sections 7.2(j) and 7.3(g) herein, shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives, including, but not limited to, exchanges of Stock Options for the purpose of achieving a lower Exercise Price. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.

(b) Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

(c) Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject, to the provisions of the Plan, from time to time determine.

(d) Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive, (3) has taken all such other action necessary to direct the grant of the Stock Incentive, and (4) if applicable, any conditions imposed on such grant by the Board have been fulfilled.

7.2 Terms & Conditions of Options.

(a) Necessity of Stock Incentive Agreements. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b) Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an

ViewRay Incorporated 2008 Stock Incentive Plan

Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

(c) Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Stockholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. If an Option is a NQSO, the Exercise Price of a Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company’s governing instrument, or (3) $0.01, whichever price is greater. Any Option intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant. Any Option intended to meet the FLSA Exclusion must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of a Share on the date granted determined as of the date of such grant. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. Notwithstanding the foregoing, the Exercise Price of an Option granted in substitution of an existing option pursuant to Treas. Reg. §1.424-1(a) or Treas. Reg. §1.409A-1(b)(5)(v)(D) may be established under the requirements of those provisions without regard to the foregoing (see subsection (h) below).

(d) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(1) make an Option exercisable before the date such Option is granted; or

(2) make an Option exercisable after the earlier of:

(i) the date such Option is exercised in full, or

(ii) the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Stockholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Stockholder.

ViewRay Incorporated 2008 Stock Incentive Plan

A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee’s rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement. The exercise period of an Option shall be tolled during any period that the Option cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Option may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Option first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.

(e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares having an aggregate Fair Market Value equal to the amount to be tendered (including a “cashless” or “net share” exercise), or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder. Notwithstanding the above and unless prohibited by the Sarbanes-Oxley Act of 2002, in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and that shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (that shall not be less than the prime bank loan rate as determined by the Board, that shall be established at the time of exercise, and that must be a market rate based on the rate environment at the date of exercise, taking into account the provisions of Code §7872) as the Board shall approve, and (ii) the

ViewRay Incorporated 2008 Stock Incentive Plan

Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Stock Incentive Agreement.

(f) Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. Furthermore, if the recipient of an Option receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Option may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an Initial Public Offering of the Company’s stock, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by an Optionee pursuant to the exercise of an Option, that the Optionee execute an agreement by which the Optionee agrees to be bound by, and subject to, any agreement(s) among the Company’s stockholders then in effect.

(g) Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as

ViewRay Incorporated 2008 Stock Incentive Plan

otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in 17 CFR §230.701(c)(3)) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option. In the event of such a gift or transfer by domestic relations order, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

(h) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

(i) ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code §422(a)(2).

(j) Potential Repricing of Stock Options. With respect to any one or more Options granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Options is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company.

ViewRay Incorporated 2008 Stock Incentive Plan

7.3 Terms and Conditions of Stock Appreciation Rights.

(a) Grants of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than eighty-five (85%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. Any Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with a SAR Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.

(c) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. Furthermore, if the recipient of a Stock Appreciation Right receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Stock Appreciation Right may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan. The exercise period of a Stock Appreciation Right shall be tolled during any period that the Stock Appreciation Right cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Stock Appreciation Right may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Stock Appreciation Right first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.

ViewRay Incorporated 2008 Stock Incentive Plan

(d) Restrictions on Shares Awarded. Shares awarded pursuant to Stock Appreciation Rights shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Stock Appreciation Right as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Stock Appreciation Rights, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Stock Appreciation Rights prior to their sale to any other person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Share holders under any applicable agreement among the Share holders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Stock Appreciation Rights recipient pursuant to the exercise of a Stock Appreciation Right, that the Stock Appreciation Right recipient execute an agreement by which the Stock Appreciation Right recipient agrees to be bound by, and subject to, any agreement(s) among the Company’s stockholders then in effect.

(e) Transferability of Stock Appreciation Rights. No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participants lifetime, only by the Participant, except that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom. the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSQ, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in 17 CFR §230.701(c)(3)) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift or transfer by domestic relations order, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the

ViewRay Incorporated 2008 Stock Incentive Plan

Participant in connection with the exercise of the Stock Appreciation Right. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

(f) Special Provisions for Tandem SAR’s. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only When, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

(g) Potential Repricing of SARs. With respect to any one or more Stock Appreciation Rights granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Stock Appreciation Rights is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Stock Appreciation Rights shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the. Exercise Price of an existing Stock Appreciation Right; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Stock Appreciation Right at a time when its Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Stock Appreciation Right, in exchange for another Stock Appreciation Right, a Restricted Stock Award, or other equity in the Company.

7.4 Terms & Conditions of Restricted Stock Awards.

(a) Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions (if any) as determined by the Board for periods determined by the Board. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in Section 13, or based upon any other criteria that the Board may determine appropriate. Any Restricted Stock Award with restrictions that lapse based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 13, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception. Shares awarded pursuant to a Restricted Stock Award may be forfeited to the extent that a Participant fails to satisfy the applicable conditions or restrictions during the period of restriction. The Company may retain the certificates representing Shares subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. The. Board may require a cash payment from the Participant in exchange for the grant of a Restricted

ViewRay Incorporated 2008 Stock Incentive Plan

Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Award receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the recipient may not pay any amount for such Restricted Stock Award during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b) Acceleration of Award. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

(c) Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

(d) Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with’ public offerings of the Company’s stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Restricted. Stock Award recipient, that the Restricted Stock Award recipient execute an agreement by which the Restricted Stock Award recipient agrees to be bound by, and subject to, any agreement(s) among the Company’s stockholders then in effect.

(e) Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except (A) upon the death of the holder Participant, a Restricted Stock Award may be transferred by will or by the laws of descent and distribution, (B) a Restricted Stock Award may, unless the applicable Stock Incentive Agreement provides otherwise, be transferred at any time provided that the transferee is bound by all terms and provisions of the underlying Restricted Stock Award,

ViewRay Incorporated 2008 Stock Incentive Plan

and (C) a Restricted Stock Award may be transferred at any time following the lapse of all restrictions on transferability of the Restricted Stock Award. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

(f) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement expressly provides otherwise, holders of Restricted Stock Awards shall, with respect to the Shares subject to such Stock Incentive Agreement, be entitled (1) to vote such Shares, and (2) to receive any dividends declared upon such Shares, during any period of restriction imposed by the Stock Incentive Agreement, but shall not be entitled (1) to vote such Shares, or (2) to receive any dividends declared upon such Shares, on or after the date on which Shares are forfeited pursuant to such Stock Incentive Agreement.

7.5 Terms & Conditions of Restricted Stock Units.

(a) Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Unit receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, no payment for the Restricted Stock Unit may be made by the recipient during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b) Vesting of Restricted Stock Units. The Board may establish a vesting schedule applicable to a Restricted Stock Unit and may specify the times, vesting and performance goal requirements that may be applicable to a Restricted Stock Unit. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the Restricted Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.

(c) Acceleration of Award. The Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

(d) Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan. The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

ViewRay Incorporated 2008 Stock Incentive Plan

(e) Transferability of Restricted Stock Units. Except as otherwise provided in a Participant’s Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of ‘descent and distribution. Notwithstanding the foregoing, a Stock Incentive-Agreement may provide for more limited transferability than is described above.

(f) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

(g) Code §409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan? Grants of Restricted Stock Units under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.

(h) No ERISA Employee Benefit Plan Created. Except to the extent that the Board expressly determines otherwise in resolutions, a Restricted Stock Unit must contain terms and provisions designed to ensure that the Restricted Stock Unit will not be considered an “employee benefit plan” as defined in ERISA §3(3).

(i) Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Units shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Unit as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Units, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Units prior to their sale to any other person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Share holders under any applicable agreement among the Share holders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Restricted Stock Unit recipient pursuant to the exercise of a Restricted Stock Unit, that the Restricted Stock Unit recipient execute an agreement by which the Restricted Stock Unit recipient agrees to be bound by, and subject to, any agreement(s) among the Company’s stockholders then in effect.

ViewRay Incorporated 2008 Stock Incentive Plan

8	SECURITIES REGULATION

Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to. that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

9	LIFE OF PLAN

No Stock Incentive shall be granted under this Plan on or after the earlier of:

9.1 the tenth (10th) anniversary of the Effective Date of this Plan (or the tenth (10th) anniversary of the Amendment Date of any subsequent amendment to this Plan if such amendment would require the approval of the stockholders pursuant to Treas. Reg. §1.422-2(b)(2) and such approval was obtained), or

9.2 the date on which all of the Shares available for issuance under Section 3 of this Plan have (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan, lapse of all restrictions under Restricted Stock Awards granted under this Plan, or vesting and payment of all Restricted Stock Units granted under this Plan) been issued or no longer are available for use under this Plan.

After such date, this Plan shall continue in effect with respect to any then-outstanding Stock Incentives until (1) all then-outstanding Options and Stock Appreciation Rights have been exercised in full or are no longer exercisable, (2) all Restricted Stock Awards have vested or been forfeited, and (3) all Restricted Stock Units have vested and been paid or been forfeited.

10	ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any individual under Section 3 of this Plan, the number and type of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and

ViewRay Incorporated 2008 Stock Incentive Plan

the SAR Exercise Price of any Stock Appreciation Rights, may be adjusted by the Board in its sole discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Board shall be required to make such adjustments if such change in the capitalization of the Company constitutes an “equity restructuring” as defined in FAS 123R. Furthermore, the Board shall have the right to, and may in its sole discretion, adjust (in a manner that satisfies the requirements of Code §424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) that provides for the substitution or assumption of such Stock Incentives; provided, however, that the Board shall be required to make such adjustments if such corporate transaction constitutes an “equity restructuring” as defined in FAS 123R. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

11	CHANGE OF CONTROL OF COMPANY

11.1 General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting and/or exercisability of any such Non-Assumed Option on or before a specified Action Effective Date; and/or

(b) Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of a specified Action Effective Date; and/or

(c) Unilaterally cancel any such Non-Assumed Option as of a specified Action Effective Date in exchange for:

(1) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; and/or

ViewRay Incorporated 2008 Stock Incentive Plan

(2) cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; and/or

(d) Unilaterally cancel any such Non-Assumed Option after a specified Action Effective Date after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or

(e) Unilaterally require the exercise of, and unilaterally cause the exercise of, any such Non-Assumed Option by a “cashless” or “net share” exercise (as described in Section 7.2(e) hereof) as of a specified Action Effective Date; and/or

(f) Unilaterally cancel any such Non-Assumed Option as of a specified Action Effective Date and notify the holder of such Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of such Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.

With respect to subsection (d) above, notwithstanding any provision of this Plan or any Stock Incentive Agreement to the contrary, unless prohibited by the. Sarbanes-Oxley Act of 2002, the Committee may, in its sole and absolute discretion, allow the holder of any such Non-Assumed Option to exercise such Non-Assumed Option under the provisions of subsection (d) above with a promissory note which shall become due and, payable as of, or shortly after, the date of the Change of Control on such terms and conditions as the Committee may determine, consistent with the requirements of Code §7872. However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

ViewRay Incorporated 2008 Stock Incentive Plan

11.2 General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting and/or exercisability of such Non-Assumed SAR on or before a specified Action Effective Date; and/or

(b) Unilaterally cancel any such Non-Assumed SAR which has not vested or which has not become exercisable as of a specified Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed SAR as of a specified Action Effective Date in exchange for:

(1) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; and/or

(2) cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; and/or

(d) Unilaterally cancel such Non-Assumed SAR as of a specified Action Effective Date after providing the holder of such SAR with (1) an opportunity to exercise such Non-Assumed SAR to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or

(e) Unilaterally require the exercise of, and unilaterally cause the exercise of, any such Non-Assumed SAR as of a specified Action Effective Date; and/or

(f) Unilaterally cancel such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the SAR Exercise Price for such Non-Assumed SAR.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

ViewRay Incorporated 2008 Stock Incentive Plan

11.3 General Rule for Restricted Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting of such Non-Assumed RSU on or before a specified Action Effective Date; and/or

(b) Unilaterally cancel any such Non-Assumed RSU which has not vested as of a specified Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed RSU as of a specified Action Effective Date in exchange for:

(1) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that are equal to the number of Shares subject to such Non-Assumed RSU determined as of such Action Effective Date (taking into account vesting); and/or

(2) cash or other property equal in value to the Fair Market Value of the Shares (or fractional Shares) subject to such Non-Assumed RSU determined as of such Action Effective Date (taking into account vesting); and/or

(d) Unilaterally cancel such Non-Assumed RSU as of a specified Action Effective Date and notify the holder of such RSU of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an RSU.

ViewRay Incorporated 2008 Stock Incentive Plan

11.4 General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

12	AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Eligible Recipients eligible for Stock Incentives under Section 6. Stockholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the Exercise Price of Options issued under the Plan, or a change to the provisions of Section 7.2(j)) may also be required pursuant to rules promulgated by an established stock exchange or a national market system for the Plan to continue to be able to issue Stock Incentives which meet the Performance-Based Exception. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification; amendment or cancellation by applicable law. (See also Section 4 for a special provision providing for automatic termination of this Plan in certain circumstances.)

13	PERFORMANCE CRITERIA FOR PERFORMANCE-BASED EXCEPTION

13.1 Performance Goal Business Criteria. The following performance measure(s) must be used by a Committee composed of solely two (2) or more Outside Directors to determine the degree of payout and/or vesting with respect to a Stock Incentive granted pursuant to this Plan in order for such Stock Incentive to qualify for the Performance-Based Exception:

(a) Earnings per share;

(b) Net income (before or after taxes);

(c) Return measures (including, but not limited to, return on assets, equity or sales);

ViewRay Incorporated 2008 Stock Incentive Plan

(d) Cash flow return on investments which equals net cash flows divided by owners equity;

(e) Earnings before or after taxes, depreciation and/or amortization;

(f) Gross revenues;

(g) Operating income (before or after taxes);

(h) Total stockholder returns;

(i) Corporate performance indicators (indices based on the level of certain services provided to customers);

(j) Achievement of sales targets;

(k) Completion of acquisitions;

(l) Cash generation, profit and/or revenue targets;

(m) Growth measures, including revenue growth, as compared with a peer group or other benchmark;

(n) Share price (including, but not limited to, growth measures and total stockholder return); and/or

(o) Pre-tax profits.

The Board may propose for stockholder vote and stockholder approval a change in these general performance measures set forth in this Section at any time.

13.2 Discretion in Formulation of Performance Goals. Unless an applicable Stock Incentive Agreement expressly provides otherwise, the Board shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives that are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

13.3 Performance Periods. The Board shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).

13.4 Modifications to Performance Goal Business Criteria. In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval.

ViewRay Incorporated 2008 Stock Incentive Plan

In addition, in the event that the Board determines that it is advisable to grant Stock Incentives that shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code §162(m) and without regard to the provisions of this Section 13; otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

14	MISCELLANEOUS

14.1 Stockholder Rights. No Participant shall have any rights as a stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

14.2 No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or a contract to perform services and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

14.3 Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of or substantial vesting of a Restricted Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal; state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

14.4 Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or

ViewRay Incorporated 2008 Stock Incentive Plan

before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

14.5 Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

14.6 Governing Law. The laws of the State of Delaware shall govern this Plan and any Stock Incentive Agreement issued hereunder. If Delaware’s conflict of law rules would apply another state’s laws, the laws of the State of Delaware shall still govern.

ViewRay Incorporated 2008 Stock Incentive Plan

VIEWRAY INCORPORATED

Amendment No. 1 to the 2008 Stock Incentive Plan

This Amendment No. 1 (this “Amendment”) to the 2008 Stock Incentive Plan (the “Plan”), of ViewRay Incorporated (the “Corporation”) is dated June 4, 2010 and is made in accordance with the provisions of Sections 10 of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

The first sentence of Section 3.1 (Maximum Aggregate Shares Issuable Pursuant to Stock Incentives) of the Plan shall be amended and replaced in its entirety with the following:

“The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of Three Million Twenty One Thousand Nine Hundred and Six (3,021,906) as adjusted pursuant to Section 10.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

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VIEWRAY INCORPORATED

Amendment No. 2 to the 2008 Stock Incentive Plan

This Amendment No. 2 (this “Amendment”) to the 2008 Stock Incentive Plan, as amended by that certain Amendment No. 1 to the 2008 Stock Incentive Plan, dated June 17, 2010 (the “Plan”), of ViewRay Incorporated (the “Corporation”) is dated July 14, 2010 and is made in accordance with the provisions of Sections 10 of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

The first sentence of Section 3.1 (Maximum Aggregate Shares Issuable Pursuant to Stock Incentives) of the Plan shall be amended and replaced in its entirety with the following:

“The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of Four Million Seven Hundred Thirteen Thousand, Six Hundred and Sixty (4,713,660) as adjusted pursuant to Section 10.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

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VIEWRAY INCORPORATED

Amendment No. 4 to the 2008 Stock Incentive Plan

This Amendment No. 4 (this “Amendment”) to the 2008 Stock Incentive Plan, as amended by that certain Amendment No. 1 to the 2008 Stock Incentive Plan, dated June 17, 2010, as further amended by that certain Amendment No. 2 to the 2008 Stock Incentive Plan, dated July 14, 2010, as further amended by that certain Amendment No. 3 to the 2008 Stock Incentive Plan, dated September 16, 2011 (the “Plan”), of ViewRay Incorporated (the “Corporation”) is dated August 8, 2012, and is made in accordance with the provisions of Section 10 of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

The first sentence of Section 3.1 (Maximum Aggregate Shares Issuable Pursuant to Stock Incentives) of the Plan shall be amended and replaced in its entirety with the following:

“The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of Five Million Seven Hundred Fifty Nine Thousand, Five Hundred and Sixty (5,759,560) as adjusted pursuant to Section 10.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects. The Plan and this Amendment shall be read and construed together as a single instrument.

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This Amendment was approved at a meeting of the Board of Directors of the Corporation held on August 8, 2012.

This Amendment was approved by Written Consent of the stockholders of the Corporation on February 1, 2013.

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VIEWRAY INCORPORATED

Amendment No. 6 to the 2008 Stock Incentive Plan

This Amendment No. 6 (this “Amendment”) to the 2008 Stock Incentive Plan, as amended by that certain Amendment No. 1 to the 2008 Stock Incentive Plan, dated June 17, 2010, as further amended by that certain Amendment No. 2 to the 2008 Stock Incentive Plan, dated July 14, 2010, as further amended by that certain Amendment No. 3 to the 2008 Stock Incentive Plan, dated September 16, 2011, as further amended by that certain Amendment No. 4 to the 2008 Stock Incentive Plan, dated August 8, 2012, as further amended by that certain Amendment No. 5 to the 2008 Stock Incentive Plan, dated February 7, 2013 (the “Plan”), of ViewRay Incorporated (the “Corporation”) is dated May 8, 2013 and is made in accordance with the provisions of Section 10 of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

The first sentence of Section 3.1 (Maximum Aggregate Shares Issuable Pursuant to Stock Incentives) of the Plan shall be amended and replaced in its entirety with the following:

“The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of Ten Million Four Hundred Eighty Thousand (10,480,000) as adjusted pursuant to Section 10.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects. The Plan and this Amendment shall be read and construed together as a single instrument.

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This Amendment was approved by Written Consent of the Board of Directors of the Corporation on May 8, 2013.

This Amendment was approved by Written Consent of the stockholders of the Corporation on May 8, 2013.

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VIEWRAY INCORPORATED

Amendment No. 7 to the 2008 Stock Incentive Plan

This Amendment No. 7 (this “Amendment”) to the 2008 Stock Incentive Plan, as amended by that certain Amendment No. 1 to the 2008 Stock Incentive Plan, dated June 17, 2010, as further amended by that certain Amendment No. 2 to the 2008 Stock Incentive Plan, dated July 14, 2010, as further amended by that certain Amendment No. 3 to the 2008 Stock Incentive Plan, dated September 16, 2011, as further amended by that certain Amendment No. 4 to the 2008 Stock Incentive Plan, dated August 8, 2012, as further amended by that certain Amendment No. 5 to the 2008 Stock Incentive Plan, dated February 7, 2013, as further amended by that certain Amendment No. 6 to the 2008 Stock Incentive Plan, dated May 8, 2013 (the “Plan”), of ViewRay Incorporated (the “Corporation”) is dated November 18, 2013 and is made in accordance with the provisions of Section 10 of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

The first sentence of Section 3.1 (Maximum Aggregate Shares Issuable Pursuant to Stock Incentives) of the Plan shall be amended and replaced in its entirety with the following:

“The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of Eleven Million Five Hundred Ten Thousand (11,510,000) as adjusted pursuant to Section 10.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects. The Plan and this Amendment shall be read and construed together as a single instrument.

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This Amendment was approved by Written Consent of the Board of Directors of the Corporation on November 18, 2013.

This Amendment was approved by Written Consent of the stockholders of the Corporation on November 18, 2013.

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